UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 27, 2021

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)            The 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) of Theravance Biopharma, Inc. (the “Company”) was held on April 27, 2021.

(b)            Shareholders holding 62,560,725 shares of capital stock, representing 95.93% of the total number of shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy at the Annual Meeting.

The nominees listed below were elected Class I members of the Board of Directors with the respective numbers of shares voted set forth opposite their names:

Nominees	For	Against	Abstain	Broker Non-Votes
Eran Broshy	56,929,936	483,066	46,214	5,101,509
Percentage of Shares Voted	99.08%	0.84%	0.08%	—
Laurie Smaldone Alsup	57,070,870	342,793	45,553	5,101,509
Percentage of Shares Voted	99.32%	0.60%	0.08%	—
Burton G. Malkiel	56,844,537	568,163	46,516	5,101,509
Percentage of Shares Voted	98.93%	0.99%	0.08%	—

The shareholders approved a non-binding proposal to ratify the appointment of Deepika R. Pakianathan to serve as a Class III member of the board of directors until the annual general meeting held in 2023 and until her successor is duly elected and qualified. The voting results are set forth below:

	For	Against	Abstain	Broker Non- Votes
Number of Shares Voted	51,605,325	5,807,102	46,789	5,101,509
Percentage of Shares Voted	89.81%	10.11%	0.08%	—

The shareholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results are set forth below:

	For	Against	Abstain	Broker Non- Votes
Number of Shares Voted	61,590,314	923,652	46,759	—
Percentage of Shares Voted	98.45%	1.48%	0.07%	—

For more information about the foregoing proposals, see the Company’s Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: April 28, 2021	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Executive Vice President, General Counsel and Secretary